EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quaterly Report of Murray United Development Corp. on Form 10-QSB for the period ending January 31, 2007 as filed with the Securities and Exchange Commission on the date hereof, I, Anthony Campo, Chairman of the Board and Chief Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 23, 2007	By:	/s/ Anthony Campo
ANTHONY CAMPO
Title: Chairman of the Board and Chief Financial and Accounting Officer